                          ANNUAL REPORT / JULY 31 2000

                       AIM LIMITED MATURITY TREASURY FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                      ALEXANDER HAMILTON BY JOHN TRUMBULL

        AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY, ALEXANDER

        HAMILTON PROVIDED THE BASIC MODEL FOR OUR PRESENT ECONOMIC

       SYSTEM. AFTER THE REVOLUTIONARY WAR, WHEN THE NEWLY FORMED UNITED

       STATES FOUND ITSELF DEEP IN DEBT, HAMILTON PROPOSED ISSUING A NEW

          SERIES OF GOVERNMENT BONDS WHICH WOULD PRESUMABLY SELL (AND

        DID) BECAUSE OF HIGH PUBLIC CONFIDENCE IN THE NEW COUNTRY. U.S.

        TREASURY SECURITIES CONTINUE TO BE A POPULAR INVESTMENT CHOICE

                        TODAY FOR THE VERY SAME REASON.

                     -------------------------------------

AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o During the fiscal year ended 7/31/00, the fund paid distributions of $0.51 per share.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and annualized.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the performance history page that follows. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: one year, 3.28%; five years, 4.93%; 10 years, 5.68%; inception (12/15/87), 6.10%.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1-2 Year U.S. Government Bond Index, which represents the performance of short-term (maturing in one to two years) U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the overall U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
  [PHOTO OF         and a telephone. At the time, Bob Graham, Gary Crum and I
  Charles T.        had the idea of creating a mutual fund company that put
    Bauer           people first. Our slogan, "people are the product," means
 Chairman of        that people--our employees and our investors--are our
   Board of         company.
   THE FUND             Almost a quarter-century later, we've grown to more than
APPEARS HERE]       eight million investors, with $176 billion in assets under management. Over that time, the industry as a whole has
  [PHOTO OF         grown from $51 billion in assets to more than $7 trillion
  Robert H.         today. I never dreamed we would see such phenomenal growth.
    Graham          You are the main reason for our success, and I want you to
APPEARS HERE]       know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND RELISHES REVERSAL OF MARKET SENTIMENT


HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE FISCAL YEAR?
In a year that saw many investors chase performance and then backpedal when the market got bumpy, the fund remained a bastion of stability, with a fairly low level of volatility compared to the broader market. The fund's net asset value
(NAV) per share remained between $9.89 and $10.04 during the reporting period. The fund continued to provide steady, attractive income during the fiscal year. As of July 31, 2000, the 30-day distribution rate at NAV was 5.60%, and the 30-day SEC yield at maximum offering price was 5.89%.
    The fund finished the fiscal year with a total return of 4.50%. (This return is at NAV, which does not include sales charges.) Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 5.21% for the reporting period.
    It's worth noting that while in 1999 many widely reported stock indexes, such as the S&P 500, far outperformed fixed-income markets, the new year has been a different story. For the first seven months of 2000, the fund had a total return of 3.18% (at NAV), while the S&P 500 had a total return of -1.98%. This performance divergence is a testament to the wisdom of diversification across different asset types.

WHAT WERE MARKET CONDITIONS LIKE OVER THE PAST YEAR?
During much of 1999, technology dominated markets overall, even though the sector's eye-popping returns did not translate into extraordinary performance across the broader market. Indeed, for fixed-income markets, 1999 was one of the worst years on record.
    But the new year brought with it unprecedented stock-market volatility and a major shift in market sentiment when some companies' sky-high valuations came into question. Volatility drove many investors to flee the stock market and to sit on the sidelines until things calmed down somewhat. This environment was a boon for short-term fixed-income securities as investors shifted money into what are traditionally seen as more stable, highly liquid investments.
    Also shaking market confidence were interest-rate hikes implemented by the Federal Reserve Board (the Fed) and investors' concerns regarding potential inflation. Since June 1999, the Fed has raised interest rates six times--a total of 175 basis points (1.75%)--in an effort to cool what it feared was a too-hot growth rate for the U.S. economy. Mixed signals from leading economic indicators made it difficult to determine when the Fed would finish its tightening cycle.
    Indeed, while employment data released just days after the end of the reporting period were weaker than expected, recent data showed the economy growing by more than 5% during the second quarter of the year. However, over the past year market participants have increasingly accepted that the Fed would successfully control inflation without bringing the economy to a screeching halt. This positive outlook for Fed policy has resulted in a much healthier bond market in 2000 than in 1999.

HOW DID YOU MANAGE THE FUND, GIVEN THE MARKET ENVIRONMENT?
We continued to abide by our proven strategy of buying two-year Treasury notes and selling them when they have one year left to maturity. This gives the fund's portfolio a constant average maturity of a year and a half. Our strategy has advantages both when interest rates are rising and when they are falling.

                     -------------------------------------

                        VOLATILITY DROVE MANY INVESTORS

                        TO FLEE THE STOCK MARKET AND TO

                            SIT ON THE SIDELINES...

                     -------------------------------------

YIELD CURVE-U.S. TREASURY SECURITIES

As of 7/31/00, with time to maturity
===============================================================================
LINE CHART

3-6 months     6.25%
               6.43%
1-2 years      6.05%
               6.28%

(Area of Investment Focus)
5 years        6.15%
10 years       6.04%
30 years       5.79%


Sources: Bloomberg, Lehman Brothers
===============================================================================

          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



When interest rates are rising, the prices of the two-year notes in our portfolio tend to fall less than those of longer issues, which may also lessen the impact of rising rates on the fund's NAV. When interest rates are falling, the prices of the notes in which we invest rise, and because we reinvest gradually over time, the fund's yield should not fall as quickly as the yield of the broader market in such an environment.

HOW HAS THE TREASURY'S BUYBACK PROGRAM AFFECTED YIELDS?
During the first quarter of 2000, the U.S. Treasury announced that it will issue fewer securities across all maturity spectrums, and it has also begun buying back its own debt. The buyback program has been spurred by consecutive U.S. government budget surpluses in 1998 and 1999, the first consecutive surpluses since the 1950s. The auction cuts and the buyback program have driven yields lower because of the supply impact--lower supply means higher prices, and higher prices mean lower yields.
    Two-year Treasury note yields reached a high of 6.93% earlier in 2000, but the yield dropped to 6.28% by fiscal year-end on the heels of both the Fed's perceived success at combating inflation and the Treasury supply story. Because the buyback program has been concentrated in longer maturities (15+ years) where auction cuts have been the most dramatic, those yields have dropped and formed an inverted yield curve--with long-term yields below short-term yields. (See chart at left.)
    In years past, such a yield-curve inversion has been seen more as a harbinger of recession than as a characteristic of a steadily growing economy. However, all indications are that the current inversion is a reflection of the changing dynamics of the Treasury market. The Fed also continues to watch yields carefully, and it has announced that to maintain liquidity without roiling bond markets, it will concentrate more of its own buying at the short end of the yield curve, which may bring down those yields eventually.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We know from experience that it takes time for Fed policy to trickle down through the economy. While we think its inflation-prevention measures have succeeded thus far, we believe that the Fed remains willing to raise rates again should the need arise. There have been signs of economic cooling, but some inflation risks remain because the data are mixed.
    Interest rates that really affect the economy--mortgage and corporate borrowing rates--have risen, and this should begin to slow growth to a rate that will keep inflation at bay. While no one can say for certain whether the Fed is finished tightening, we think the Fed has made good inroads into preventing inflation by slowing--not stopping--the economy, and that should be beneficial for fixed-income markets and the fund throughout the rest of 2000.

OF FINANCE AND THE FED
The Federal Reserve Board, or "the Fed," consists of seven presidential appointees including Chairman Alan Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (the
FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year, and these meetings are always followed with a great deal of interest because it is here that decisions on monetary policy are made. Often these decisions involve changes in interest rates.
    Interest-rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets; (3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    Consumers feel the effect of interest-rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans and variable-rate credit cards. Conversely, rate hikes make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

                     ------------------------------------

                       THERE HAVE BEEN SIGNS OF ECONOMIC

                       COOLING, BUT SOME INFLATION RISKS

                       REMAIN BECAUSE THE DATA ARE MIXED.

                     ------------------------------------



          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LIMITED MATURITY TREASURY FUND VS. BENCHMARK INDEX

7/31/90-7/31/00

(HYPO LINE CHART GRAPHIC)





===============================================================================
            AIM Limited Maturity            Lehman 1-2 Year
               Treasury Fund           U.S. Government Bond Index
-------------------------------------------------------------------------------
7/90             $ 9,899.00                    $10,000.00
7/91             $10,786.00                    $10,961.00
7/92             $11,809.00                    $12,043.00
7/93             $12,357.00                    $12,649.00
7/94             $12,632.00                    $12,984.00
7/95             $13,435.00                    $13,870.00
7/96             $13,923.00                    $14,634.00
7/97             $15,027.00                    $15,656.00
7/98             $15,842.00                    $16,591.00
7/99             $16,526.00                    $17,415.00
7/00             $17,269.00                    $18,320.00

Source: Lehman Brothers
Past performance cannot guarantee comparable future results.
===============================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 7/31/90 to 7/31/00. It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

===============================================================================
Inception (12/15/87)                 6.10%
    10 Years                         5.62
     5 Years                         4.94
     1 Year                          3.47*
     *4.50% excluding sales charges
===============================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.



                       AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                                         PRINCIPAL      MARKET
                                                              MATURITY    AMOUNT        VALUE
                                                                          (000s)
U.S. TREASURY SECURITIES-99.01%

U.S. TREASURY NOTES-99.01%
5.50%                                                         08/31/01    $25,100    $ 24,862,554
-------------------------------------------------------------------------------------------------
5.63%                                                         09/30/01     25,100      24,875,857
-------------------------------------------------------------------------------------------------
5.88%                                                         10/31/01     25,100      24,938,356
-------------------------------------------------------------------------------------------------
5.88%                                                         11/30/01     25,100      24,931,328
-------------------------------------------------------------------------------------------------
6.13%                                                         12/31/01     25,100      25,007,632
-------------------------------------------------------------------------------------------------
6.38%                                                         01/31/02     25,100      25,092,470
-------------------------------------------------------------------------------------------------
6.50%                                                         02/28/02     25,100      25,144,427
-------------------------------------------------------------------------------------------------
6.50%                                                         03/31/02     25,100      25,147,188
-------------------------------------------------------------------------------------------------
6.38%                                                         04/30/02     25,100      25,099,247
-------------------------------------------------------------------------------------------------
6.63%                                                         05/31/02     25,100      25,214,707
-------------------------------------------------------------------------------------------------
6.38%                                                         06/30/02     25,100      25,115,562
-------------------------------------------------------------------------------------------------
6.25%                                                         07/31/02     24,100      24,085,058
-------------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities (Cost $299,787,994)                                299,514,386
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.01%                                                              299,514,386
-------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.99%                                                     2,999,031
-------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                   $302,513,417
=================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:

Investments, at market value (Cost
  $299,787,994)                                $299,514,386
-----------------------------------------------------------
Cash                                              1,120,488
-----------------------------------------------------------
Receivables for:
-----------------------------------------------------------
  Fund shares sold                                  272,822
-----------------------------------------------------------
  Interest                                        3,873,029
-----------------------------------------------------------
Investment for deferred compensation plan            40,106
-----------------------------------------------------------
Other assets                                          2,306
-----------------------------------------------------------
    Total assets                                304,823,137
-----------------------------------------------------------

LIABILITIES:

Payables for:
-----------------------------------------------------------
  Fund shares reacquired                          1,752,268
-----------------------------------------------------------
  Dividends                                         358,703
-----------------------------------------------------------
  Deferred compensation plan                         40,106
-----------------------------------------------------------
Accrued advisory fees                                48,904
-----------------------------------------------------------
Accrued administrative services fees                  5,859
-----------------------------------------------------------
Accrued distribution fees                            54,237
-----------------------------------------------------------
Accrued transfer agent fees                          39,501
-----------------------------------------------------------
Accrued operating expenses                           10,142
-----------------------------------------------------------
    Total liabilities                             2,309,720
-----------------------------------------------------------
Net assets applicable to shares outstanding    $302,513,417
===========================================================

NET ASSETS:

Class A                                        $300,058,098
===========================================================
Institutional Class                            $  2,455,319
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          30,115,896
===========================================================
Institutional Class                                 246,425
===========================================================
Class A :
  Net asset value and redemption price per
    share                                      $       9.96
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.96 divided by
      99.00%)                                  $      10.06
===========================================================
Institutional Class:
  Net asset value, redemption price and
    offering price per share                   $       9.96
===========================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 2000


INVESTMENT INCOME:

Interest                                         $19,783,947
------------------------------------------------------------

EXPENSES:

Advisory fees                                        705,741
------------------------------------------------------------
Administrative services fee                           80,566
------------------------------------------------------------
Custodian fees                                        11,079
------------------------------------------------------------
Distribution fees -- Class A                         517,076
------------------------------------------------------------
Transfer agent fees -- Class A                       444,091
------------------------------------------------------------
Transfer agent fees -- Institutional Class             2,749
------------------------------------------------------------
Trustees' fees                                         9,224
------------------------------------------------------------
Other                                                104,612
------------------------------------------------------------
    Total expenses                                 1,875,138
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,920)
------------------------------------------------------------
    Net expenses                                   1,871,218
------------------------------------------------------------
Net investment income                             17,912,729
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (4,797,259)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            2,049,768
------------------------------------------------------------
    Net gain (loss) on investment securities      (2,747,491)
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $15,165,238
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $  17,912,729    $ 19,679,426
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (4,797,259)      1,359,439
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         2,049,768      (3,023,894)
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         15,165,238      18,014,971
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (17,525,848)    (18,245,067)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (416,635)     (1,523,201)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (87,282,579)     46,655,684
-------------------------------------------------------------------------------------------
  Institutional Class                                           (14,575,249)    (33,718,444)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (104,635,073)     11,183,943
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                             407,148,490     395,964,547
-------------------------------------------------------------------------------------------
  End of year                                                 $ 302,513,417    $407,148,490
===========================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 311,671,908    $413,559,490
-------------------------------------------------------------------------------------------
  Undistributed net investment income                                29,754          29,754
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (8,914,637)     (4,117,378)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                     (273,608)     (2,323,376)
-------------------------------------------------------------------------------------------
                                                              $ 302,513,417    $407,148,490
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded on the accrual basis from settlement date. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes.
     On July 31, 2000 undistributed net investment income was increased by $29,754 and additional paid-in capital was decreased by $29,754 as a result of reclassifications of nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for Federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,224,162 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2000, AIM was paid $80,566 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended July 31, 2000, AFS was paid $151,859 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2000, the Fund paid AIM Distributors $517,076 as compensation under the Plan.
  AIM Distributors received commissions of $57,087 from sales of the Class A shares of the Fund during the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended July 31, 2000, the Fund paid legal fees of $3,294 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,920 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,920.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2000 was $431,234,972 and $537,432,998, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of investment securities     $ 395,575
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (874,560)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                   $(478,985)
========================================================================
Cost of investments for tax purposes is $299,993,371.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   ------------
Sold:
  Class A                                                      20,491,334   $ 204,290,029    66,719,952   $675,218,081
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             191,454       1,910,678       489,034      4,947,727
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,468,058      14,627,764     1,524,802     15,430,990
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 891          11,992         1,998         20,239
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (30,726,141)   (306,200,372)  (63,662,111)  (643,993,387)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,653,776)    (16,497,919)   (3,809,602)   (38,686,410)
----------------------------------------------------------------------------------------------------------------------
                                                              (10,228,180)  $(101,857,828)    1,264,073   $ 12,937,240
======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                2000        1999       1998       1997       1996
                                                              --------    --------   --------   --------   --------
Net asset value, beginning of period                          $  10.03    $  10.07   $  10.07   $   9.97   $  10.03
------------------------------------------------------------  --------    --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.51        0.47       0.53       0.54       0.55
------------------------------------------------------------  --------    --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)      (0.04)        --       0.10      (0.06)
------------------------------------------------------------  --------    --------   --------   --------   --------
    Total from investment operations                              0.44        0.43       0.53       0.64       0.49
------------------------------------------------------------  --------    --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.51)      (0.47)     (0.53)     (0.54)     (0.55)
------------------------------------------------------------  --------    --------   --------   --------   --------
Net asset value, end of period                                $   9.96    $  10.03   $  10.07   $  10.07   $   9.97
============================================================  ========    ========   ========   ========   ========
Total return(a)                                                   4.50%       4.32%      5.42%      6.55%      4.98%
============================================================  ========    ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of year (000s omitted)                        $300,058    $390,018   $345,355   $389,812   $359,048
============================================================  ========    ========   ========   ========   ========
Ratio of expenses to average net assets                           0.54%(b)    0.54%      0.54%      0.54%      0.54%
============================================================  ========    ========   ========   ========   ========
Ratio of net investment income to average net assets              5.07%(b)    4.61%      5.29%      5.35%      5.45%
============================================================  ========    ========   ========   ========   ========
Portfolio turnover rate                                            122%        184%       133%       130%       117%
============================================================  ========    ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $344,717,229.

                        INDEPENDENT AUDITORS' REPORT

                        To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

                        We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                          We conducted our audits in accordance with auditing
                        standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                          In our opinion, the financial statements and financial
                        highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                        KPMG LLP

                        September 1, 2000
                        Houston, Texas

BOARD OF TRUSTEES                                        OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                                         Charles T. Bauer                      11 Greenway Plaza
Director and Chairman                                    Chairman                              Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                         Robert H. Graham
Bruce L. Crockett                                        President                             INVESTMENT ADVISOR
Director
ACE Limited;                                             Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and                        Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                       Gary T. Crum                          Houston, TX 77046
                                                         Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                                 Dana R. Sutton
Cortland Trust Inc.                                      Vice President and Treasurer          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                       Melville B. Cox                       Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                     Vice President
Formerly Vice Chairman,                                                                        CUSTODIAN
President and Chief Operating Officer,                   Karen Dunn Kelley
Mercantile-Safe Deposit & Trust Co.; and                 Vice President                        The Bank of New York
President, Mercantile Bankshares                                                               90 Washington Street, 11th Floor
                                                         Mary J. Benson                        New York, NY 10286
Jack Fields                                              Assistant Vice President and
Chief Executive Officer                                  Assistant Treasurer                   COUNSEL TO THE FUND
Texana Global, Inc. and
Twenty First Century Group, Inc.;                        Sheri Morris                          Ballard Spahr
Formerly Member                                          Assistant Vice President and          Andrews & Ingersoll, LLP
of the U.S. House of Representatives                     Assistant Treasurer                   1735 Market Street
                                                                                               Philadelphia, PA 19103
Carl Frischling                                          Renee A. Friedli
Partner                                                  Assistant Secretary                   COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                         P. Michelle Grace                     Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                         Assistant Secretary                   919 Third Avenue
Director, President and Chief Executive Officer                                                New York, NY 10022
A I M Management Group Inc.                              Nancy L. Martin
                                                         Assistant Secretary                   DISTRIBUTOR
Prema Mathai-Davis
Formerly, Chief Executive Officer, YWCA of the U.S.A.    Ofelia M. Mayo                        A I M Distributors, Inc.
                                                         Assistant Secretary                   11 Greenway Plaza
Lewis F. Pennock                                                                               Suite 100
Attorney                                                 Lisa A. Moss                          Houston, TX 77046
                                                         Assistant Secretary
Louis S. Sklar                                                                                 AUDITORS
Executive Vice President,                                Kathleen J. Pflueger
Development and Operations,                              Assistant Secretary                   KPMG LLP
Hines Interests                                                                                700 Louisiana
Limited Partnership                                                                            Houston, TX 77002

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 100% was derived from U.S. Treasury Obligations.

                     ------------------------------------

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                               AIM INVESTOR LINE,

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                     ------------------------------------

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o   AIM Bank Connection(SM). You can invest in your AIM account in amounts from
    $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

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    or exchange shares of AIM funds in your AIM account simply by visiting our
    Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o Automatic reinvestment of dividends and/or capital gains. You can receive distributions in cash, or you can reinvest them in your account without
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    youraccount@aimfunds.com.

o   www.aimfunds.com. Our award-winning Web site provides account information,
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                                       13

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                       EQUITY FUNDS

      DOMESTIC EQUITY FUNDS        INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
         MORE AGGRESSIVE                     MORE AGGRESSIVE                leadership in the mutual fund industry
  AIM Small Cap Opportunities(1)      AIM Latin American Growth             since 1976 and managed approximately
  AIM Mid Cap Opportunities(2)        AIM Developing Markets                $176 billion in assets for more than
  AIM Large Cap Opportunities(6)      AIM European Small Company            8 million shareholders, including
  AIM Emerging Growth                 AIM Asian Growth                      individual investors, corporate clients and
  AIM Small Cap Growth(3)             AIM Japan Growth                      financial institutions, as of June 30, 2000.
  AIM Aggressive Growth               AIM International Emerging Growth         The AIM Family of Funds--Registered Trademark--
  AIM Mid Cap Growth                  AIM European Development              is distributed nationwide, and AIM today is the eighth-
  AIM Small Cap Equity                AIM Euroland Growth                   largest mutual fund complex in the
  AIM Capital Development             AIM Global Aggressive Growth          United States in assets under management,
  AIM Constellation(4)                AIM International Equity              according to Strategic Insight, an
  AIM Dent Demographic Trends         AIM Advisor International Value       independent mutual fund monitor.
  AIM Select Growth                   AIM Global Trends                         AIM is a subsidiary of AMVESCAP PLC,
  AIM Large Cap Growth                AIM Global Growth                     one of the world's largest independent
  AIM Weingarten                             MORE CONSERVATIVE              financial services companies with $389
  AIM Mid Cap Equity                                                        billion in assets under management as of
  AIM Value II                              SECTOR EQUITY FUNDS             June 30, 2000.
  AIM Charter                                 MORE AGGRESSIVE
  AIM Value                           AIM New Technology
  AIM Blue Chip                       AIM Global Telecommunications and Technology
  AIM Basic Value                     AIM Global Resources
  AIM Large Cap Basic Value           AIM Global Financial Services
  AIM Balanced                        AIM Global Health Care
  AIM Advisor Flex                    AIM Global Consumer Products and Services
   MORE CONSERVATIVE                  AIM Global Infrastructure
                                      AIM Advisor Real Estate
                                      AIM Global Utilities
                                              MORE CONSERVATIVE

                   FIXED - INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS
     MORE AGGRESSIVE                       MORE AGGRESSIVE
  AIM Strategic Income                AIM High Income Municipal
  AIM High Yield II                   AIM Tax-Exempt Bond of Connecticut
  AIM High Yield                      AIM Municipal Bond
  AIM Income                          AIM Tax-Free Intermediate
  AIM Global Income                   AIM Tax-Exempt Cash
  AIM Floating Rate(5)                    MORE CONSERVATIVE
  AIM Intermediate Government
  AIM Limited Maturity Treasury
  AIM Money Market
   MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark--and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL
ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
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A I M Distributors, Inc.                                                LTD-AR-1